UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021

STERIS plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-38848	98-1455064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay
Dublin 2, Ireland, D02 R296
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +353 1232 2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	STE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2021, STERIS Irish FinCo Unlimited Company, a public unlimited company incorporated under the laws of Ireland (the “Issuer”), completed an offering of $1,350,000,000, in the aggregate, of its senior notes in two separate tranches: (i) $675,000,000 aggregate principal amount of the Issuer’s 2.700% Senior Notes due 2031 (the “2031 Notes”) and (ii) $675,000,000 aggregate principal amount of the Issuer’s 3.750% Senior Notes due 2051 (the “2051 Notes” and, together with the 2031 Notes, the “Notes”).

The Notes were issued pursuant to an Indenture, dated as of April 1, 2021 (the “Base Indenture”), among the Issuer, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of April 1, 2021, among the Issuer, the Guarantors and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Each of STERIS plc, a public limited company incorporated under the laws of Ireland (“STERIS”), STERIS Corporation, an Ohio corporation, and STERIS Limited, a private limited company incorporated under the laws of England and Wales, (collectively, the “Guarantors”) guaranteed the Notes jointly and severally on a senior unsecured basis (the “Guarantees”). Each of the Issuer, STERIS Corporation and STERIS Limited are indirect wholly owned subsidiaries of STERIS.

The 2031 Notes will mature on March 15, 2031 and the 2051 Notes will mature on March 15, 2051. The Notes will bear interest at the rates set forth above. Interest on the Notes is payable on March 15 and September 15 of each year, beginning on September 15, 2021 until their respective maturities.

Before December 15, 2030 (the “2031 Par Call Date”), in the case of the 2031 Notes, and before September 15, 2050 (the “2051 Par Call Date”), in the case of the 2051 Notes, the Issuer may, at any time, redeem some or all of the 2031 Notes and the 2051 Notes, respectively, at a redemption price equal to the greater of 100% of the principal amount and the “make-whole” price described in the Indenture, plus accrued and unpaid interest, to, but not including, the redemption date, assuming for such purpose that the 2031 Notes and the 2051 Notes matured on the 2031 Par Call Date and the 2051 Par Call Date, respectively. On or after the 2031 Par Call Date, in the case of the 2031 Notes, and the 2051 Par Call Date, in the case of the 2051 Notes, the Issuer may redeem the 2031 Notes and the 2051 Notes, respectively, at par, plus accrued and unpaid interest to, but not including, the redemption date.

Subject to certain limited exceptions, the Issuer and Guarantors have agreed to pay certain additional amounts to holders of the Notes from time to time in the event any payment made under the Notes or Guarantees is subject to withholding or deduction in respect of taxes imposed by certain taxing jurisdictions. Subject to certain limitations, in the event of certain changes in respect of taxes applicable to the Notes or Guarantees, the Issuer may redeem the Notes of a particular series, in whole, but not in part, at any time prior to the maturity date, at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest on the Notes, if any, to, but not including, the redemption date, and all additional amounts, if any, then due and which will become due on the redemption date as a result of the redemption or otherwise.

Upon the occurrence of both (a) a change of control of STERIS or the first public announcement of a change of control by STERIS and (b) within a specified period in relation to the change of control or the announcement of the change of control, a downgrade of the Notes by at least two of Fitch, Inc., Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services from an investment grade rating to a rating below an investment grade rating, the Issuer may be required to purchase some or all of the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase.

If STERIS’s proposed acquisition (the “Acquisition”) of Cantel Medical Corp. (“Cantel”) pursuant to the Agreement and Plan of Merger, dated as of January 12, 2021, as amended on March 1, 2021 (the “Acquisition Agreement”), is not consummated, or the Acquisition Agreement is terminated, in each case, on or prior to April 12, 2022 (each, a “Special Mandatory Redemption Event”), the Issuer will be required to redeem all of the 2031 Notes then outstanding on the earlier to occur of (1) April 27, 2022 if the Acquisition has not been consummated on or prior April 12, 2022; or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Acquisition Agreement for any reason (each, a “Special Mandatory Redemption Date”). If a Special Mandatory Redemption Event occurs, the 2031 Notes then outstanding will be redeemed at 101% of the aggregate principal amount of the 2031 Notes then outstanding, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date. The 2051 Notes are not subject to any special mandatory redemption.

The Issuer received net proceeds from the issuance of the Notes of approximately $1,330.5 million after deducting the underwriters’ discount and estimated expenses. STERIS intends to use the net proceeds from the offering, together with borrowings under existing credit facilities, to fund the cash consideration of the Acquisition, as well as the refinancing, prepayment, replacement, redemption, repurchase, settlement upon conversion, discharge or defeasance of certain existing indebtedness of Cantel and its subsidiaries, transaction expenses, general corporate expenses and working capital needs.

The Notes are subject to the covenants in the Indenture, which include limitations on liens, limitations on sale and leaseback transactions and limitations on merger, consolidation and transfers of all or substantially all of the Issuer’s assets.

The Indenture contains customary events of default with respect to each series of Notes, including: (a) failure to pay principal or premium, if any, on the Notes when due; (b) failure to pay any interest or additional amounts on the Notes for 30 days after the interest or additional amount becomes due; (c) failure to redeem all outstanding 2031 Notes following the occurrence of a Special Mandatory Redemption Event; (d) failure to redeem all Notes tendered for repurchase following the occurrence of a change of control triggering event; (e) failure to perform, or breach of, any other covenant in the Indenture for 90 days after written notice thereof by the Trustee or by the holders of not less than 25% in principal amount of the outstanding Notes of such series; (f) acceleration of an aggregate amount of, or failure to pay, indebtedness in an aggregate amount of the greater of (i) $150.0 million or (ii) 3.0% of Consolidated Total Assets (as defined in the Base Indenture) of indebtedness of the Issuer or any Guarantor, if such acceleration is not rescinded or annulled; (f) specified events of bankruptcy, insolvency or reorganization involving the Issuer, any Guarantor or a Significant Subsidiary (as defined in the Base Indenture) of STERIS; and (g) any Guarantee ceases to be in full force and effect (except as contemplated by the Indenture) or is declared null and void in a judicial proceeding or any Guarantor denies or disaffirms its obligations under the Indenture or its Guarantee.

The foregoing summary of the Base Indenture, the Supplemental Indenture and the Notes is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture and the Notes, respectively, which are included as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, hereto and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Registration Statement

In connection with the Notes offering, on March 24, 2021, the Issuer and the Guarantors entered into an underwriting agreement with J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets, Inc., as representatives of the several underwriters named therein, relating to the sale of the Notes (the “Underwriting Agreement”).

In connection with the public offering of the Notes, STERIS is filing the exhibits to this Current Report on Form 8-K for the purpose of incorporating such exhibits in its Registration Statement on Form S-3 (SEC File No. 333-254608). The exhibits to this Current Report on Form 8-K are hereby incorporated into such Registration Statement by reference.

Regulatory Review of the Acquisition

The Acquisition is conditioned on, among other things, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). On January 27, 2021, STERIS and Cantel each filed their required HSR Act filing with respect to the Acquisition, and on February 26, 2021, STERIS and Cantel each voluntarily withdrew its HSR filing, and re-filed such forms on March 1, 2021. On March 31, 2021 at 11:59 p.m. Eastern Time the waiting period under the HSR Act expired.

STERIS continues to anticipate completing the Acquisition during its first quarter of fiscal year 2022 (ending June 30, 2021), subject to the satisfaction or waiver of the closing conditions specified in the Acquisition Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 24, 2021, by and among STERIS Irish FinCo Unlimited Company, the guarantors party thereto, and J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets, Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of April 1, 2021, among STERIS Irish FinCo Unlimited Company, the guarantors party thereto and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture, dated as of April 1, 2021, among STERIS Irish FinCo Unlimited Company, the guarantors party thereto and U.S. Bank National Association, as trustee.

4.3	Form of 2.700% Notes due 2031 (included in Exhibit 4.2 hereof).

4.4	Form of 3.750% Notes due 2051 (included in Exhibit 4.2 hereof).

5.1	Opinion of Matheson.

5.2	Opinion of Jones Day.

5.3	Opinion of Jones Day.

23.1	Consent of Matheson (included in Exhibit 5.1 hereof).

23.2	Consent of Jones Day (included in Exhibit 5.2 hereof).

23.3	Consent of Jones Day (included in Exhibit 5.3 hereof).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

No Offer or Solicitation

This announcement is for informational purposes only and is not an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the Acquisition, STERIS filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF STERIS AND CANTEL ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION. The final proxy statement/prospectus will be mailed to stockholders of Cantel. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, Cantel at its website, www.cantelmedical.com, or by contacting Cantel’s Investor Relations Department at (973) 890-7220, or from STERIS at its website, www.STERIS.com, or by contacting STERIS’s Investor Relations Department at (440) 392-7245.

Participants in Solicitation

STERIS, Cantel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Acquisition. Information concerning STERIS’s participants is set forth in the proxy statement, filed June 5, 2020, for STERIS’s 2020 annual meeting of shareholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Information concerning Cantel’s participants is set forth in the proxy statement, filed November 18, 2020, for Cantel’s 2020 annual meeting of shareholders as filed with the SEC on Schedule 14A and on certain of its Current Reports on Form 8-K. Additional information regarding the interests of such participants in the solicitation of proxies, including direct and indirect interests, in respect of the Acquisition will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws about STERIS, Cantel and the Acquisition. Forward-looking statements speak only as to the date the statement is made and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are based on our respective management’s current expectations, estimates or forecasts about our businesses, the industries in which we operate and current beliefs and assumptions of management and are subject to uncertainty and changes in circumstances. Readers of this communication should understand that these statements are not guarantees of performance or results. Many important factors could affect actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this communication. No assurances can be provided as to any result or the timing of any outcome regarding matters described in STERIS’s or Cantel’s securities filings or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. Unless legally required, STERIS and Cantel do not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. These risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation:

•	the failure to obtain Cantel’s stockholder approval of the Acquisition;

•

the possibility that the closing conditions to the Acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval and any conditions imposed on the combined entity in connection with consummation of the Acquisition;

•	delay in closing the Acquisition or the possibility of non-consummation of the Acquisition;

•

the risk that the cost savings and any other synergies from the Acquisition may not be fully realized or may take longer to realize than expected, including that the Acquisition may not be accretive within the expected timeframe or to the extent anticipated;

•	the occurrence of any event that could give rise to termination of the merger agreement;

•

the risk that shareholder/stockholder litigation in connection with the Acquisition may affect the timing or occurrence of the Acquisitions or result in significant costs of defense, indemnification and liability;

•	risks related to the disruption of the Acquisition to STERIS, Cantel and our respective managements;

•	risks relating to the value of the STERIS shares to be issued in the transaction;

•	the effect of announcement of the Acquisition on our ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties;

•	the impact of the COVID-19 pandemic on STERIS’s or Cantel’s operations, performance, results, prospects, or value;

•	STERIS’s ability to achieve the expected benefits regarding the accounting and tax treatments of the redomiciliation to Ireland (“Redomiciliation”);

•	STERIS’s ability to achieve the expected benefits regarding the accounting and tax treatments of the Acquisition;

•

operating costs, Customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, Customers, clients or suppliers) being greater than expected following the Redomiciliation;

•

STERIS’s ability to meet expectations regarding the accounting and tax treatment of the Tax Cuts and Jobs Act (“TCJA”) or the possibility that anticipated benefits resulting from the TCJA will be less than estimated;

•

changes in tax laws or interpretations that could increase our consolidated tax liabilities, including changes in tax laws that would result in STERIS being treated as a domestic corporation for United States federal tax purposes;

•	the potential for increased pressure on pricing or costs that leads to erosion of profit margins;

•

the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated;

•

the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation any of the same relating to FDA, EPA or other regulatory authorities, government investigations, the outcome of any pending or threatened FDA, EPA or other regulatory warning notices, actions, requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product or service introductions, affect the production, supply and/or marketing of existing products or services or otherwise affect STERIS’s or Cantel’s performance, results, prospects or value;

•

the potential of international unrest, economic downturn or effects of currencies, tax assessments, tariffs and/or other trade barriers, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs;

•	the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s or Cantel’s products and services;

•	the possibility of delays in receipt of orders, order cancellations, or delays in the manufacture or shipment of ordered products or in the provision of services;

•

the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS’s and Cantel’s businesses, industry or initiatives including, without limitation, those matters described in STERIS’s and Cantel’s respective Annual Reports on Form 10-K for the year ended March 31, 2020 and July 31, 2020, respectively and other securities filings, may adversely impact STERIS’s and/or Cantel’s performance, results, prospects or value;

•	the impact on STERIS and its operations, or tax liabilities, of Brexit or the exit of other member countries from the EU, and STERIS’s ability to respond to such impacts;

•

the impact on STERIS, Cantel and their respective operations of any legislation, regulations or orders, including but not limited to any new trade or tax legislation, regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto;

•

the possibility that anticipated financial results or benefits of recent acquisitions, including the acquisition of Key Surgical, or of STERIS’s restructuring efforts, or of recent divestitures, or of restructuring plans will not be realized or will be other than anticipated;

•	the effects of contractions in credit availability, as well as the ability of STERIS’s and Cantel’s Customers and suppliers to adequately access the credit markets when needed;

•	STERIS’s ability to complete the acquisition of Cantel, including the fulfillment of closing conditions and obtaining financing, on terms satisfactory to STERIS or at all; and

•	other risks described in STERIS’s and Cantel’s respective most recent Annual Reports on Form 10-K and other reports filed with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on any forward-looking statements included in this communication, which speak only as of the date of this communication. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. This cautionary statement is applicable to all forward-looking statements contained in this communication.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERIS plc

By	/s/ J. Adam Zangerle
Name:	J. Adam Zangerle
Title:	Senior Vice President, General Counsel & Company Secretary

Dated: April 1, 2021